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                                                                     Exhibit 9







                        CONSENT OF INDEPENDENT AUDITORS




We consent to the use in this Registration Statement of our report dated July 30, 1997 relating to the Statement of Financial Condition of The PaineWebber Pathfinders Trust, Treasury and Growth Stock, Series 21 including the Schedule of Investments, included herein, and to the reference made to us under the caption "Independent Auditors" in the Prospectus.






                                                     ERNST & YOUNG, LLP




July 30, 1997
New York, New York